THE TAX-EXEMPT BOND FUND OF AMERICA

1995 ANNUAL REPORT
for the year ended August 31

[The American Funds Group(R)]

FUND OBJECTIVE

THE Tax-Exempt Bond Fund of America(R) seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.

     The fund invests primarily in state, city and public authority bonds that are issued to provide funding for projects such as airport modernization, pollution control, hospital expansion, electric power and highway improvements.

     With the elimination of most tax deductions and shelters in recent years, investing in municipal securities provides one of the few remaining ways to earn tax-free income. The fund gives investors the opportunity to do so through a well-diversified portfolio managed by proven professionals.

[Photo Caption]
ABOUT OUR COVER: The Tax-Exempt Bond Fund of America helps finance municipal projects across the U.S., from highways and hospitals to new airport facilities.
[End Photo Caption]

[Side Bar]
INVESTMENT HIGHLIGHTS
through 8/31/95

12-MONTH TOTAL RETURN                             +8.70%
(income plus capital changes,
with dividends reinvested)

TAX-FREE DISTRIBUTION RATE FOR AUGUST              5.39%
(income return only, reflecting
maximum sales charge)

TAXABLE EQUIVALENT DISTRIBUTION RATE               8.92%
(for August, assuming a 39.6% federal
tax rate)

SEC 30-DAY YIELD AS OF AUGUST 31                   4.89%
(reflecting maximum sales charge)

For current yield information, please call toll-free: 800/421-0180.
[End Side Bar]

[Side Bar]
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are returns, with all distributions reinvested, through September 30, 1995 (the most recent calendar quarter) assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

                   Total                     Annual Average
                   Return                    Return Compound

TEN YEARS          +127.67%                  +8.58%
FIVE YEARS         +44.76%                   +7.68%
ONE YEAR           +5.57%                    -


     Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of September 30, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 4.85%. The fund's distribution rate as of that date was 5.23%. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.
[End Side Bar]


FELLOW SHAREHOLDERS:

THE Tax-Exempt Bond Fund of America enjoyed a good year in fiscal 1995. Helped by falling interest rates and a rebound in the bond market, the fund generated a solid return while outpacing the majority of its peers.

     The fund had a total return of 8.7% during the 12 months ended August 31, 1995 if you reinvested your dividends. For investors taking their dividends in cash the value of their shares rose 2.5%. The fund ranked 17th of 209 general municipal debt funds tracked by Lipper Analytical Services.* The average total return of these funds was 7.3% for the year. The unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade tax-exempt market, gained 8.9% for the same period.

     The Tax-Exempt Bond Fund of America paid dividends totaling 68 cents per share during the 12 months. This amounted to a tax-free income return of 6.01% for those who reinvested their dividends and 5.85% for investors taking dividends in cash. Shareholders also will receive a taxable capital gain distribution of at least 6 cents a share in November.

     The fund's results are particularly gratifying because the year began during one of the worst periods in bond market history. Interest rates had been rising and bond prices falling steadily for almost eight months. Municipal bond prices continued to fall during the first three months of the fiscal year as investors, fearing even higher interest rates, continued to sell their holdings.

     Interest rates started to decline in November, and in December sentiment in the market shifted dramatically and bond prices rallied.

     During the latter stages of the market's decline, the fund had made changes to the structure of its portfolio which put it in position to benefit from the rally. As bond prices approached their lows, your fund's portfolio counselors, believing interest rates would stop rising, shifted to bonds with longer maturities. Normally, bonds with longer maturities react more to changes in interest rates than bonds with shorter maturities and, thus, their prices may be more volatile. When the market rallied, the shift to longer maturities contributed to the fund's strong results.

     Our move to somewhat lower rated bonds also helped results for the year. As we have mentioned in previous reports, The Tax-Exempt Bond Fund of America has slowly increased the portion of its portfolio invested in bonds rated BBB which, while still investment-grade, typically offer yield advantages over higher rated bonds. Because investing in these bonds requires extensive research, the fund has added these securities to its

[Side Bar]
*For the 12 months ended September 30, 1995, The Tax-Exempt Bond Fund of America ranked 49th of 213 funds tracked by Lipper; over five years, it ranked 32nd of 98; over 10 years, it ranked 28th of 54; and over its lifetime (since October 3, 1979), it ranked 8th of 27 funds. Lipper rankings do not reflect the effects of sales charges.
[End Side Bar]

portfolio at a deliberate pace. These holdings helped boost the fund's yield above the yield on similar funds as the chart on the previous page shows. The emphasis on in-depth research has enabled the fund to invest in lower rated bonds offering the opportunity for solid returns with acceptable risks.

     The rise in interest rates, which depressed bond prices for much of 1994, was engineered by the Federal Reserve Board in a pre-emptive strike to keep inflation and inflationary expectations in check. Higher rates indeed slowed the economy, as designed. It is not clear now, however, whether economic growth will remain sluggish or will accelerate strongly. In this uncertain environment, we have shifted somewhat away from the more aggressive position we had taken earlier this fiscal year and have adopted a slightly more cautious approach.

     Whichever direction interest rates go, our fundamental approach to investing will not change. We will continue to rely on thorough research, diversification and a long-term focus. We look forward to reporting to you again in six months.

Cordially,

Paul G. Haaga, Jr.
Chairman of the Board

Abner D. Goldstine
President

October 12, 1995

[Side Bar]
HERE'S how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 1995, the end of the fund's latest fiscal year.

     As you can see, the $10,000 would have grown to $36,356 with all distributions reinvested, an average increase of 8.5% a year.


AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended August 31, 1995)

10 Years           +8.33%
Five Years         +7.54%
One Year           +3.55%

*Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.

$38,144/3/
Lehman Bros. Municipal Bond Index

$36,356/1/ /2/
TEBFA with dividends reinvested

$35,137
Lipper General Municipal Bond Fund Average

$20,946
Consumer Price Index (inflation)

$10,000/1/
original investment

/1/ These figures unlike those shown earlier in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount investment was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/ Includes reinvested dividends of $21,545 and reinvested capital gain distributions of $771.

/3/ With interest compounded.  Index started on 1/1/80.

/4/ For the period October 3, 1979 through August 31, 1980.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[End Side Bar]

[Side Bar]
WHY TAX-FREE INVESTING IS WORTHWHILE

The table on the facing page is based on the current federal tax rates. To use this table, find your estimated taxable income to determine your federal tax rate. Then look at the right-hand column to see what you would have had to earn to equal the fund's 5.39% tax-exempt distribution rate in August.

     Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a federal tax rate of 36%. In this bracket, the fund's current 5.39% distribution rate would be equivalent to a return on a taxable issue of 8.42%. Investors in the highest bracket (39.6%) would need a taxable distribution rate of 8.92% to match the fund's tax-exempt distribution rate.
[End Side Bar]

YOUR FUND'S SERVICES: KEYS TO CONVENIENCE

FOR many shareholders in The Tax-Exempt Bond Fund of America, the advantages of their investment are obvious at first glance: the opportunity for a relatively steady stream of income free of federal income taxes. But like a fine automobile that does more than simply transport you from one place to another, your fund can be much more than just another investment vehicle offering tax-free dividends. The Tax-Exempt Bond Fund of America can be the cornerstone of a long-term investment plan or a key element in an active financial program.

     In the next few pages we'll meet some shareholders, perhaps very much like you, who see their investments in the fund as part of an overall financial strategy. They're using their investments, and dividends, in a variety of ways to help them meet long-term goals. They're also taking advantage of the services the fund offers to make implementing their plan easy and convenient. (Please be sure to see the description of pertinent services on page 10.)
[Side Bar]

FEDERAL INCOME TAX RATES                                    The fund's 5.39%
                                                            tax-exempt
                                             Current        distribution rate
                                             Federal        in August +
Your Taxable Income                          Tax Rate*      is equivalent to a
                                                            taxable
                                                            distribution
Single               Joint                                  rate of:

$0 -23,350            $0- 39,000             15.0%          6.34%

23,351- 56,550        39,001- 94,250         28.0           7.49

56,551 -117,950       94,251- 143,600        31.0           7.81

117,951-256,500       143,601- 256,500       36.0           8.42

Over 256,500          Over 256,500           39.6           8.92


*The federal rates are marginal rates. They do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

+The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results. Such results will reflect interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions, fund expenses and applicable sales charges.
[End Side Bar]

AUTOMATIC TRANSFERS MAKE LIFE LESS COMPLICATED

IN Monterey, California, the summer of 1995 will be remembered as one of the best salmon-fishing summers in memory. Great schools of salmon came to the bay, and fishermen had a field day. For sport fisherman Jack Hanley, an 80-year-old semiretired insurance salesman, it was a season like none he'd ever seen.

     Jack took a charter into the bay a couple of times a month and easily brought home more than enough salmon for him and his wife, Muriel. Jack and Muriel, who live just north of town, have enjoyed fishing since the early 1950s and Muriel only recently gave up the hobby. Now she spends her time cultivating her flower garden in their home a few blocks from the ocean.

     They moved to the area in 1971; Jack, in addition to selling insurance, operated a small publishing business called the Estate Research Institute. The institute compiled statistics on "the high cost of dying - federal estate tax, state taxes, attorney's fees . . . we recorded all that information," Jack said. He sold the information to life insurance companies for use as a sales tool.

     Selling insurance, including life, health, disability and hospital plans, was always the core of his business, though. It's a job he loves, Jack says. "It's a business you have to constantly educate yourself in," he states.

     During World War II, Jack worked in the Richmond, California shipyards, building "liberty ships." Then, on July 4, 1952, he became a salesman for The Equitable Life Assurance Society of the U.S. "I call it my independence day," he says with a grin.

     In addition to his long career as a life insurance salesman - "I'm only semiretired now," he says - Jack became a registered representative and still sells mutual funds. Branching into mutual funds was a natural step, he said. "I believed in it myself because I was investing."

     In 1980, Jack sold the Estate Research Institute and looked for a good place to invest the proceeds. He chose several funds in The American Funds Group,(R) one of which was The Tax-Exempt Bond Fund of America. Jack and Muriel regularly reinvested their dividends, benefiting from compounding. Recently, however, Jack wanted to set up a college savings plan for their youngest grandchild, Celeste, 12. She's the only one of their 11 grandchildren still facing college. Jack and Muriel wanted to help her as they have their other grandchildren.

     Jack established an automatic transfer program, having $100 transferred each month from The Tax-Exempt Bond Fund of America to a custodial account in a growth-oriented mutual fund for Celeste. "I hope by the time she's 18 she'll have a pretty good start toward college," he says.

     He's also changed the way he handles the fund's dividends. "About a year ago," Jack said, "I started transferring the dividends into a cash management account to help pay my taxes [on other income]." Now when April 15th rolls around, Jack and Muriel already have the money ready.

     With the automatic transfers, Jack doesn't have to remember to switch money from one fund to another each month. Instead, he can concentrate on the latest fishing report.

[Photo Caption]
It was a great year for salmon fishing in Monterey Bay, California and Jack Hanley landed his share. Jack has established automatic transfer programs with his account in The Tax-Exempt Bond Fund of America and spends his time thinking about fishing, not finances.
[End Photo Caption]

TAKING REGULAR DISTRIBUTIONS DURING RETIREMENT

WHEN Dick and Norma Steward began thinking about retirement a few years ago, there was no doubt where they'd go. They had lived in Rockford, Illinois most of their lives, but their son and daughter and their spouses and five grandchildren all lived in Southern California.

     In 1987 they moved to a community north of San Diego, near the kids and grandkids. It wasn't just the family that prompted the move from Rockford, though, Norma said with a laugh. "Dick hates winter."

     A pharmacist, Dick owned five drugstores in the Rockford area with Norma's two brothers. Norma was the buyer for the small gift shops in the stores.

     It was Norma's brothers who initially convinced Dick to become a pharmacist in the first place. Dick was working for an oil company in its business department when he offered his brothers-in-law some business advice. They jokingly told him he could only give advice if he was a pharmacist himself.

     Thinking about it, Dick decided it was time for a career move. He and Norma sold their house and car, packed up their two children (then in kindergarten and second grade) and moved to Madison, Wisconsin, where he entered pharmacy school. He studied for three years straight, including summers, and earned his pharmacist's license, before returning to Rockford to practice.

     When California beckoned, Dick decided to put his experience as a pharmacist to work part time. After six years working for the Veterans Administration, Dick retired completely last year.

     Now he and Norma spend even more time with their grandchildren, who range in age from five to 16, and they play a lot of golf, sometimes taking the grandchildren with them.

     Although Dick and Norma were deeply involved in running their pharmacy business, they didn't start actively investing until they moved to California. "I dabbled a little in the market, buying individual stocks, with what little money we had after putting the kids through college," Dick said. But mostly he followed a conservative savings plan.

     They didn't make elaborate retirement plans either. "If you own your own business, the pension is in the inventory," he said. When they moved to California, most of their savings were in certificates of deposit and interest rates were dropping. "I said, 'we can't live on this,' " Dick explained.

     A neighbor introduced them to a broker and they began investing in mutual funds, including The Tax-Exempt Bond Fund of America. "It was the best thing we ever did," Dick said.

     Now they're taking systematic monthly withdrawals from the fund to supplement their retirement. "I've already paid taxes on that money [invested in the fund]," Dick said. By taking withdrawals from The Tax-Exempt Bond Fund of America now, the Stewards can postpone withdrawing from their IRAs - and paying taxes on these withdrawals - until they reach the legal limit of age 70-1/2, when they must start withdrawing their IRA money.

     When Norma and Dick were in the pharmacy business, they thought a retirement filled with golf and sunshine was more a dream than a realistic goal. Now, they're on the links at least three times a week and they haven't shoveled snow in years.

[Photo Caption]
Dick and Norma Steward, long-time golfers, are spending even more time on the links now that they've retired in Southern California. A systematic withdrawal program from their account in The Tax-Exempt Bond Fund of America plays a key role in their retirement income.
[End Photo Caption]

REINVESTING FOR RETIREMENT AND ESTATE PLANNING

IN 1952, while on a ski trip to Colorado, a young woman named Ellen was struggling with her bindings. A man behind her in the lift line offered to help. It was Ted Baldwin, a Navy pilot on a weekend leave. They skied together that day and went to dinner that night, Ellen remembers with a smile. They were married a few months later.

     Today, Ellen still travels every winter to Colorado from her home in Nebraska to ski. Often, her son, daughter and six grandchildren join her. She loves Colorado and the downhill skiing there. But there's no question that Nebraska, more than any other place, is very special to Ellen.

     Not long after she and Ted were married they moved to Kearney, where Ted's father had an oil and air filter business, Baldwin Filters. They arrived in the midst of "the hottest, driest, windiest summer they'd ever had," she recalled. She wasn't even sure she wanted to stay. They chose to stick it out for six months and then decide whether to make it their permanent home. Now, after decades in Kearney, she'd never move away from Nebraska.

     "It's not just Kearney, it's all of Nebraska. The people are friendly," she says.

     Her son, Michael, agrees. "Kearney's a great place to raise a family," he said. After earning a law degree at the University of Nebraska in Lincoln, he returned to his native Kearney to practice all types of law, including criminal defense for the public defender's office.

     "I tell people I'm too young to be a 'small-town lawyer,' " joked Michael, who is 41.

     The Baldwins aren't merely idle admirers of Nebraska's bounty. They're proud citizens who work hard and contribute to the community. A few years ago, the University of Nebraska wanted to open an art museum in Kearney and the Baldwins contributed. The museum was opened and Ellen still serves on its Board of Directors. Her work with the museum sparked an interest in art and Ellen has begun her own collection of Nebraska artists.

     The family also founded the Theodore G. Baldwin Foundation, which contributes to various charitable causes in Nebraska. The foundation was named after Ellen's husband, who died in 1972.

     Michael and Ellen are both shareholders in The Tax-Exempt Bond Fund of America and both are regularly reinvesting their dividends. For Ellen, the fund plays a key role in her estate planning. Someday it will provide an inheritance for her children and grandchildren, she says.

     For Michael, the fund is an important part of his long-term investment plans which also include investments in growth-oriented mutual funds. He's reinvesting his dividends so the account can benefit from the effects of compounding. "When I retire I'll draw on the principal to do whatever I want to do," he says.

     When he retires, he'll probably play golf and travel, Michael says. But, just like his mother, he'll always come home to Nebraska.

[Photo Caption]
When the University of Nebraska wanted to build a museum for Nebraska art, Ellen Baldwin helped with fund-raising. She and her son, Michael, are philanthropists and community boosters. For both Ellen and Michael, their accounts in The Tax-Exempt Bond of America play a key role in their long-term financial planning.
[End Photo Caption]

INVESTORS IN THE TAX-EXEMPT BOND FUND OF AMERICA CAN TAKE ADVANTAGE OF AN ARRAY OF FREE SERVICES.

SERVICES THAT MAKE MANAGING YOUR FINANCES MORE CONVENIENT AND FLEXIBLE
DIVIDENDS

DIVIDENDS IN CASH: If you look to The Tax-Exempt Bond Fund of America mainly for income, you have a convenient option. The fund will mail dividend checks directly to your address of record or you may have dividends electronically deposited into a bank account.

CROSS-REINVESTMENT TO ANOTHER FUND: Dividends and capital gains from the fund can be reinvested in another American Funds mutual fund. There is no charge for cross-reinvestment if your account in The Tax-Exempt Bond Fund of America has a balance of at least $5,000 or you meet the minimum initial investment requirement for the receiving fund.

ALTERNATE PAYEE: Dividends can be automatically paid to a third party, such as a family trust.

REDUCING YOUR SALES CHARGE

QUANTITY DISCOUNTS: There are discounts on large investments, whether in The Tax-Exempt Bond Fund of America or a combination of funds in The American Funds Group.

CONCURRENT PURCHASES: By purchasing shares in more than one American Fund simultaneously, you may qualify for a quantity discount.

RIGHT OF ACCUMULATION: You can add the value of your present shares in The Tax-Exempt Bond Fund of America or any of the funds in The American Funds Group (except money market funds) to the amount of any new purchase to qualify for a quantity discount on your new investment.

STATEMENT OF INTENTION: You can, without obligation, sign a Statement of Intention that allows you to combine the purchases you intend to make over a 13-month period so as to take immediate advantage of the maximum quantity discount available.

(Shares of money market funds purchased directly cannot be used to reduce your sales charge. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.)

EXCHANGES

AUTOMATIC EXCHANGE PLAN: You can automatically exchange $50 or more between The Tax-Exempt Bond Fund of America and any other American Funds account on a regular basis at no cost. (Certain minimum investment requirements apply.) Please remember that fund exchanges constitute a sale and purchase for tax purposes.*

ADDING TO YOUR ACCOUNT

BANK ACCOUNT TRANSFERS: You can make regular mutual fund investments by authorizing American Funds Service Company to deduct a specified amount from your bank account each month or quarter.

DIVIDENDS AUTOMATICALLY REINVESTED: You may choose to have your dividends and capital gain distributions reinvested automatically in the fund. Dividends are reinvested with no sales charge.

REDEEMING SHARES

SYSTEMATIC WITHDRAWALS: You may make automatic withdrawals of $50 or more up to 12 times a year if you have an account worth at least $10,000, or up to four times a year if you have an account worth at least $5,000. You can request that checks be sent to you or someone else, perhaps a family member, charitable organization or family trust.

BY PHONE: You can redeem shares by phone, up to a daily maximum of $10,000. Just call 800/421-0180, extension 1, or call American FundsLine(R) at 800/325-3590.

FOR MORE COMPLETE INFORMATION ABOUT THESE AND OTHER SERVICES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

* Of course, such a plan cannot ensure a profit or protect against loss in declining markets.

THE TAX-EXEMPT BOND FUND OF AMERICA
Investment Portfolio, August 31, 1995



GEOGRAPHIC BREAKDOWN

California --                                                       12.60%

New York --                                                         11.61%

Illinois --                                                         9.04%

Washington --                                                       7.66%

Pennsylvania --                                                     6.01%

Michigan --                                                         4.55%

Other States --                                                     43.83%

Cash & Short-Term Securities --                                     4.70%



QUALITY RATING

Aaa/AAA --                                                          29%

Aa/AA --                                                            18%

A/A --                                                              19%

Baa/BBB --                                                          26%

Below investment grade --                                           8%



                                                                    Principal       Market

                                                                    Amount          Value

                                                                    (000)           (000)

TAX-EXEMPT SECURITIES MATURING IN MORE THAN

 ONE YEAR - 95.30%



ALABAMA - 0.18%

 The Industrial Development Board of the City of

  Mobile, Solid Waste Revenue Refunding Bonds (Mobile

   Energy Services Company, L.L.C. Projects), Series

    1995, 6.95% 2020                                                $2,500          $2,579



ALASKA - 0.97%

 Alaska Housing Finance Corporation:

  Insured Mortgage Program Refunding Bonds, 1990

   First Series, 7.80% 2030                                         5,900           6,219

  Collateralized Bonds (Veterans Mortgage

   Program), Series 1992A-1, 6.75% 2032                             4,800           4,914

 City of Valdez, Marine Terminal Revenue Refunding

  Bonds (BP Pipelines (Alaska) Inc. Project), Series

   1993 B, 5.50% 2028                                               3,000           2,722



ARIZONA - 0.22%

 State Transportation Board, Subordinated Highway

  Revenue Bonds, Series 1992B, 6.50% 2008

   (Prerefunded 2002)                                               1,850           2,078

 Salt River Project Agricultural Improvement and

  Power District, Electric System Revenue Bonds,

   Refunding Series A, 7.875% 2028 (Prerefunded 1998)               1,000           1,102



CALIFORNIA - 12.60%

 General Obligation Bonds, 6.75% 2002                               5,000           5,547

 Various Purpose General Obligation Bonds,

  6.75% 2006                                                        1,000           1,122

 California Health Facilities Financing Authority:

  Downey Community Hospital, Series 1993:

   5.00% 2001                                                       1,000           994

   5.75% 2015                                                       4,990           4,709

  Kaiser Permanente Medical Care Program, Semiannual

   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025              5,000           4,528

 Public Works Board, Lease Revenue Bonds:

  (California Community Colleges), 1994 Series B

   (Various Community College Projects):

   6.75% 2005                                                       2,505           2,742

   7.00% 2007                                                       1,315           1,450

  Department of Corrections:

   (Various State Prisons), 1993 Series A, AMBAC

    Insured, 5.25% 2005                                             3,800           3,897

   (California State Prison-Lassen County,

    Susanville), 1993 Series D, 5.20% 2007                          3,760           3,641

 Statewide Communities Development Authority:

  Children's Hospital of Los Angeles, MBIA Insured,

   6.00% 2008                                                       3,415           3,624

 St. Joseph Health System Obligated Group,

  Certificates of Participation:

   6.50% 2004                                                       1,540           1,659

   5.50% 2014                                                       4,000           3,733

   5.50% 2023                                                       2,700           2,451

 Castaic Lake Water Agency Financing Corporation,

  Refunding Revenue Certificates of Participation

   (Water System Improvement Projects), Series 1994A,

    MBIA Insured:

   7.25% 2010                                                       1,245           1,472

   7.00% 2011                                                       2,400           2,756

 Central Valley Financing Authority, Cogeneration

  Project Revenue Bonds, (Carson Ice-Gen Project)

   Series 1993, 6.10% 2013                                          1,000           973

 Culver City Redevelopment Financing Authority, 1993

  Tax Allocation Refunding Revenue Bonds, AMBAC

   Insured, 5.00% 2023                                              6,135           5,313

 City of Los Angeles:

  State Building Authority Lease Revenue Bonds,

   Series 1988 A, 7.20% 2004                                        3,250           3,443

  State Building Authority Lease Revenue Refunding

   Bonds, (State of California Department of General

    Services Lease), 1993 Series A:

   5.375% 2006                                                      3,800           3,720

   5.50% 2007                                                       7,295           7,177

  Convention and Exhibition Center Authority,

   Certificates of Participation:

   7.375% 2018 (Prerefunded 1999)                                   1,000           1,128

   7.00% 2020 (Prerefunded 1999)                                    2,750           3,066

  Regional Airports Improvement Corporation,

   Facilities Lease Refunding Revenue Bonds,

    Issue of 1992, United Air Lines, Inc. (Los

     Angeles International Airport), 6.875% 2012                    2,000           2,034

  Department of Water and Power, Electric Revenue

   Bonds, 7.10% 2031 (Prerefunded 2001)                             3,000           3,371

 Foothill/Eastern Transportation Corridor Agency

  Toll Road Revenue Bonds, Series 1995A (Fixed

   Rate) Senior Lien Current Interest Bonds,

    6.00% 2034                                                      5,000           4,576

 La Quinta Redevelopment Agency Project (Tax

  Allocation Refunding Bonds), Series 1994, MBIA

   Insured, 7.30% 2009                                              1,250           1,484

 County of Los Angeles, Certificates of

  Participation (Marina Del Rey), Series A:

  6.25% 2003                                                        5,500           5,419

  6.50% 2008                                                        4,750           4,760

 County of Los Angeles, Pension Obligation

  Certificates, Series A, 6.875% 2006                               10,925          11,285

 The Metropolitan Water District of Southern

  California, Waterworks General Obligation Refunding

   Bonds, 1993 Series A1, 5.50% 2010                                3,000           2,991

 Northern California Power Agency, Geothermal

  Project #3, Special Revenue Bonds, 1993 Refunding

   Series A, 5.60% 2006                                             3,000           3,022

 Orange County Local Transportation Authority,

  (Orange County, California) Measure M Sales Tax

   Revenue Bonds (Limited Tax Bonds):

  Second Senior Bonds, Series 1992, FGIC Insured,

   5.90% 2006                                                       1,200           1,244

  First Senior Bonds, MBIA Insured, 6.00% 2009                      2,000           2,046

 County of Orange (Aliso Viejo), Special Tax Bonds

  of Community Facilities District No. 88-1,

   Series A of 1992:

  6.70% 2002 (Escrowed to maturity)                                 1,740           1,941

  7.15% 2006 (Prerefunded 2002)                                     2,000           2,340

  7.35% 2018 (Prerefunded 2002)                                     10,000          11,819

 South Orange County, Public Financing Authority

  Special Tax Revenue Bonds, 1994 Series B (Junior

   Lien Bonds):

  6.65% 2003                                                        1,000           1,018

  6.75% 2004                                                        2,385           2,427

 Pleasanton Joint Powers Financing Authority

  Reassessment Revenue Bonds, 1993 Series A:

  5.40% 1999                                                        4,085           4,111

  5.70% 2001                                                        500             504

  6.15% 2012                                                        7,000           6,956

 Riverside County Transportation Commission, Sales

  Tax Revenue Bonds (Limited Tax Bonds), 1991

   Series A, 6.50% 2009                                             3,600           3,757

 City of Los Angeles, Wastewater System Revenue

  Bonds, Refunding Series 1993 D, FGIC Insured,

   5.20% 2021                                                       2,500           2,240

 Sacramento City Financing Authority, 1991 Revenue

  Bonds, 6.80% 2020 (Prerefunded 2001)                              5,000           5,712

 Sacramento Cogeneration Authority, Cogeneration

  Project Revenue Bonds, (Procter & Gamble Project),

   1995 Series, 6.375% 2010                                         1,000           1,014

 San Francisco Bay Area Rapid Transit District,

  Sales Tax Revenue Refunding Bonds, Series 1990,

   AMBAC Insured, 6.75% 2009                                        3,250           3,497

 Redevelopment Agency of the City and County of

  San Francisco Refunding Lease Revenue Bonds,

   Series 1991 (George R. Moscone Convention

    Center), 5.50% 2018                                             6,000           5,396

 San Joaquin Hills Transportation Corridor Agency

  (Orange County), Senior Lien Toll Road Revenue

   Bonds, 0% 2000                                                   4,525           3,404

 The Regents of the University of California

  (Various University of California Projects),1993:

   Series A:

   5.40% 2008                                                       4,000           3,871

   5.50% 2021                                                       3,500           3,157

   Series B, 5.375% 2009                                            2,000           1,905

 The Regents of the University of California Revenue

  Bonds, Series A, MBIA Insured, 6.90% 2015

   (Prerefunded 1997)                                               2,750           2,963



COLORADO - 3.51%

 Arapahoe County, Capital Improvement Trust Fund

  Highway Revenue Bonds (E-470 Project):

   6.90% 2015                                                       5,750           5,904

   6.95% 2020                                                       20,500          21,066

 Colorado Housing And Finance Authority,

  Multi-Family Housing Insured Mortgage Revenue Bonds, 1982

   Series A, 9.00% 2025                                             1,780           1,780

 City and County of Denver, Airport System Revenue

  Bonds, Series 1992A, 7.25% 2025                                   19,800          21,210



DISTRICT OF COLUMBIA - 3.13%

 District of Columbia (Washington, D.C.), General

  Obligation Bonds:

   Series 1990 A, AMBAC Insured, 7.25% 2005

    (Prerefunded 2000)                                              2,500           2,838

   Series 1993 C, 5.25% 2000                                        4,000           3,915

   Series 1993 A, 5.75% 2003                                        3,000           2,916

   Series 1992 B, MBIA Insured, 6.125% 2003                         1,750           1,851

   AMBAC Insured, 5.20% 2004                                        1,500           1,493

   Series 1993 A, AMBAC Insured, 5.875% 2005                        7,000           7,249

   Series A-1, MBIA Insured, 4.95% 2005                             1,250           1,205

   Series 1993 C, 5.75% 2005                                        2,500           2,365

   Series B-2, FSA Insured, 5.50% 2007                              8,725           8,628

   Series B-1, AMBAC Insured, 5.50% 2009                            8,500           8,201

 Hospital Revenue Refunding Bonds

  (Medlantic Healthcare Group, Inc. Issue):

   Series 1992 A, 7.00% 2005                                        2,000           2,060

   Series 1993 A, MBIA Insured, 5.25% 2012                          2,000           1,840



FLORIDA - 1.03%

 Broward County, Resource Recovery Revenue Bonds,

  Series 1984: North Project,

   North Project, 7.95% 2008                                        4,830           5,412

   South Project, 7.95% 2008                                        1,240           1,389

 The Crossing at Fleming Island Community Development

  District (Clay County), Special Assessment Bonds,

   Series 1995, 8.25% 2016                                          1,125           1,162

 Mid-Bay Bridge Authority Revenue Refunding Bonds:

  Series 1993A, 8.50% 2022                                          4,000           4,647

  Series 1993D, 6.125% 2022                                         2,150           2,045



GEORGIA - 1.57%

 General Obligation Bonds, 1995 D, 6.75% 2001                       5,410           6,173

 City of Atlanta, Airport Facilities Revenue

  Refunding Bonds, Series 1994A, AMBAC Insured:

   6.50% 2008                                                       1,500           1,663

   6.50% 2009                                                       1,000           1,102

 City of Atlanta, Special Purpose Facilities

  Revenue Refunding Bonds (Delta Air Lines, Inc.

   Project), Series 1989 A, 7.50% 2019                              4,500           4,727

 Fulco Hospital Authority Revenue Anticipation

  Certificates (St. Joseph's Hospital of Atlanta,

   Inc.), Series 1994, 4.80% 2001                                   2,305           2,219

 Fulco Hospital Authority Revenue Anticipation

  Certificates (Georgia Baptist Health Care System

   Project), Series 1992:

   A 6.40% 2007                                                     1,000           1,016

   A 6.375% 2022                                                    1,595           1,504

   B 6.375% 2022                                                    910             856

 Development Authority of Fulton County, Special

  Facilities Revenue Bonds (Delta Air Lines, Inc.

   Project), Series 1992, 6.95% 2012                                3,000           3,104



HAWAII - 0.07%

 State General Obligation Refunding Bonds of 1993,

  Series C, 5.125% 2009                                             1,000           973



ILLINOIS - 9.04%

 State of Illinois, Civic Center Bonds (Special State

  Obligation Bonds), Series 1991, AMBAC Insured, 6.25%

   2020                                                             2,000           2,098

 Build Illinois Bonds (Sales Tax Revenue Bonds),

  Series O, 6.00% 2002                                              1,000           1,071

 Health Facilities Authority:

  Revenue Refunding Bonds (The Carle Foundation),

   FGIC Insured, Series 1989 A, 6.00% 2015                          3,000           3,002

  Revenue Bonds (Rush-Presbyterian St. Luke's Medical

   Center Obligated Group), MBIA Insured, Series 1993,

    5.25% 2013                                                      1,875           1,711

  Revenue Bonds, Series 1992 (Edward Hospital

   Association Project), 7.00% 2022                                 1,000           1,043

  Refunding Bonds, Series 1993 A (Edward Hospital

   Project), 6.00% 2019                                             1,435           1,349

  Revenue and Revenue Refunding Bonds

   (Evangelical Hospitals Corporation):

   Series A, 6.25% 2022                                             2,000           1,977

   Series C, 6.25% 2022                                             4,000           3,969

  Revenue Bonds, Series 1994 A (Northwestern Memorial

   Hospital), 6.00% 2024                                            13,000          12,737

  Revenue Bonds, Series 1993 (OSF Healthcare System):

   5.75% 2007                                                       5,760           5,813

   6.00% 2013                                                       5,000           4,907

   6.00% 2023                                                       10,000          9,593

 Regional Transportation Authority, Cook, DuPage,

  Kane, Lake, McHenry and Will Counties, Illinois

   General Obligation Bonds:

  Series 1994D, 7.75% 2019                                          4,500           5,572

  Series 1990A 7.20% 2020                                           1,000           1,173

 City of Chicago:

  Chicago-O'Hare International Airport:

   General Airport Second Lien Revenue Refunding Bonds,

    1993 Series C, MBIA Insured, 5.00% 2018                         10,000          8,800

   Special Facilities Revenue Bonds for United

    Airlines:

    1984 Series C, 8.20% 2018                                       1,230           1,340

    1988 Series B, 8.85% 2018                                       1,940           2,205

   Special Facilities Revenue Refunding Bonds

    (Delta Airlines, Inc. Terminal), 6.45% 2018                     7,435           7,399

   Special Facilities Revenue Refunding Bonds,

    Series 1994 (American Airlines, Inc. Project),

     8.20% 2024                                                     2,750           3,145

  Skyway Toll Bridge Refunding Revenue Bonds,

   Series 1994:

   6.50% 2010                                                       13,750          13,934

   6.75% 2014                                                       6,500           6,625

   6.75% 2017                                                       1,925           1,962

  Water Revenue Bonds, Refunding

   Series 1993, FGIC Insured, 6.50% 2011                            4,345           4,767

 Public Building Commission of Chicago, Building

  Revenue Bonds (Board of Education of the City

   of Chicago), MBIA Insured,

    Series A of 1993, 5.75% 2018                                    8,000           7,770

 Metropolitan Pier and Exposition Authority,

  McCormick Place Expansion Project Bonds,

   Current Interest Bonds, Series 1992 A,

   6.50% 2027                                                       4,000           4,060

 Metropolitan Water Reclamation District of Greater

  Chicago, Series B:

   Capital Improvement Bonds, 5.25% 2004                            5,000           5,159

   Refunding Bonds, 5.30% 2005                                      5,325           5,477



INDIANA - 2.70%

 Housing Finance Authority, Single Family Mortgage

  Refunding Revenue Bonds, 1992 Series A, 6.75% 2010                1,660           1,735

 Transportation Finance Authority, Airport

  Facilities Lease Revenue Bonds, Series A:

   6.50% 2007                                                       7,000           7,446

   6.75% 2011                                                       2,400           2,513

 City of East Chicago, Pollution Control Refunding

  Revenue Bonds:

   (Inland Steel Company Project No. 10), Series 1993,

    6.80% 2013                                                      6,000           6,093

   (Inland Steel Company Project No. 11), Series 1994,

    7.125% 2007                                                     3,000           3,124

 Hospital Authority of the City of Fort Wayne,

  Revenue Bonds (Parkview Memorial Hospital, Inc.

   Project), Series 1992:

   6.375% 2013                                                      6,000           6,060

   6.40% 2022                                                       8,000           8,049

 Indianapolis Local Public Improvement Bond Bank,

  Series 1992 D Bonds, 6.60% 2007                                   1,960           2,088

 City of Sullivan, Pollution Control Revenue

  Refunding Bonds (Indiana Michigan Power Company

   Project), Series C, 5.95% 2009                                   1,300           1,281



KENTUCKY - 0.21%

 The Turnpike Authority of Kentucky, Resource

  Recovery Road Revenue Refunding Bonds, 1981

   Series A, 13.125% 2009 (Prerefunded 1997)                        390             453

 Kenton County Airport Board, Special Facilities

  Revenue Bonds (Delta Air Lines, Inc. Project):

   7.80% 2015                                                       1,000           1,063

   1992 Series B, 7.25% 2022                                        1,350           1,420



LOUISIANA - 3.91%

 Industrial Development Board of the Parish of

  Calcasieu, Inc. (Louisiana) Pollution Control

   Revenue Refunding Bonds (Gulf States Utilities

    Company Project), Series 1992,  6.75% 2012                      4,000           4,026

 Offshore Terminal Authority, Deepwater Port

  Refunding Revenue Bonds (LOOP INC. Project):

  First Stage Series B, 6.25% 2004                                  2,200           2,364

  First Stage Series E, 7.45% 2004                                  1,000           1,123

 Lake Charles Harbor and Terminal District, Port

  Facilities Revenue Refunding Bonds (Trunkline

   LNG Company Project), Series 1992, 7.75% 2022                    28,000          31,258

 Orleans Levee District, Levee Improvement Fixed Rate

  Refunding Bonds, Series 1987 A, 8.25% 2014                        10,420          10,759

 Parish of St. Charles, Adjustable/Fixed Rate

  Pollution Control Revenue Bonds (Louisiana

   Power & Light Company Project),

    Series 1984, 8.25% 2014                                         5,490           6,121



MAINE - 0.55%

 Maine State Housing Authority, Mortgage Purchase

  Bonds,1994 Series C-1, 5.90% 2015                                 4,135           4,199

 Town of Skowhegan, Maine, Pollution Control Revenue

  Refunding Bonds, Series 1993 (Scott Paper Company

   Project), 5.90% 2013                                             3,710           3,625



MARYLAND - 1.65%

 State General Obligation Bonds, State

  and Local Facilities Loan of 1993, Second Series

   (Capital Improvement and Refunding Bonds),

    5.00% 2004                                                      1,700           1,740

 Community Development Administration, Department

  of Housing and Community Development, Single

   Family Program Bonds, 1990 First Series,

    7.60% 2017                                                      5,920           6,316

 Health and Higher Educational Facilities Authority:

  Revenue Bonds, Howard County General Hospital

   Issue, Series 1993:

   5.50% 2013                                                       2,300           2,041

   5.50% 2021                                                       6,225           5,219

  Project and Refunding Revenue Bonds, Peninsula

   Regional Medical Center Issue, Series 1993,

    5.25% 2012                                                      1,000           930

 John Hopkins Hospital Issue, Revenue Refunding

  Bonds, Series 1993, 5.00% 2023                                    1,000           862

 Calvert County, Maryland Economic Development

  Revenue Bonds (Asbury-Solomons Island Facility),

   Series 1995, 8.625% 2024                                         2,500           2,680

 Prince George's County, Hospital Revenue Bonds:

  5.30% 2024                                                        3,305           2,810

  (Dimensions Health Corporation Issue) Series

   1992, 7.25% 2017 (Prerefunded 2002)                              750             875



MASSACHUSETTS - 3.25%

 General Obligation Bonds Consolidated Loan of

  1989, Series D, MBIA Insured, 7.00% 2009

   (Prerefunded 1999)                                               1,000           1,118

 Massachusetts Health and Educational Facilities

  Authority, Revenue Bonds, Dana-Farger Cancer

   Institute Issue, Series G-1, 5.50% 2027                          2,500           2,194

 Health and Educational Facilities Authority,

  Revenue Bonds:

   Brigham and Women's Hospital Issue, Series D,

    6.75% 2024                                                      7,000           7,275

   New England Deaconess Hospital Issue, Series C,

    7.20% 2022                                                      2,000           2,111

 Massachusetts Bay Transportation Authority, General

  Transportation System Bonds, 1994 Series A

   Refunding Bonds, 7.00% 2007                                      10,110          11,632

 City of Boston,  Massachusetts Revenue Refunding

  Bonds, Boston City Hospital (FHA-Insured Mortgate):

  7.625% 2021                                                       980             1,123

  5.75% 2023                                                        8,000           7,528

 Massachusetts Water Resources Authority:

  General Revenue Bonds, 1990 Series A, 7.50% 2009

   (Prerefunded 2000)                                               9,500           10,848

  General Revenue Refunding Bonds, 1993 Series B,

   5.25% 2009                                                       2,500           2,439



MICHIGAN - 4.55%

 The Economic Development Corporation of Dickinson

  County (Michigan), Series 1969, Solid Waste

   Disposal Refunding Revenue Bonds, Champion

    International Corp. Project, 6.55% 2007                         3,000           3,122

 Job Development Authority, Pollution

  Control Revenue Bonds (Chrysler Corporation

   Project), Series 1984, 5.70% 1999                                7,000           7,182

 State Housing Development Authority, Rental Housing

  Revenue Bonds, 1994 Series A, 6.20% 2003                          600             627

 State Hospital Finance Authority, Hospital Revenue

  Refunding Bonds (McLaren Obligated Group),

   Series 1993A, 5.375% 2013                                        2,985           2,728

 Michigan State Hospital Finance Authority, Hospital

  Revenue and Refunding Bonds (The Detroit Medical

   Center Obligated Group), Series 1993 B, 5.50% 2023               2,000           1,762

 Michigan State Hospital Finance Authority, Hospital

  Revenue Refunding Bonds (Genesys Health System

   Obligated Group), Series 1995A:

   7.10% 2002                                                       1,955           2,069

   8.00% 2005                                                       8,880           9,819

   8.10% 2013                                                       5,000           5,375

   8.125% 2021                                                      4,500           4,847

   7.50% 2027                                                       3,925           4,019

 City of Detroit, Michigan, General Obligation

  Refunding Bonds (Unlimited Tax), Series 1995-B:

  6.25% 2001                                                        6,085           6,310

  6.75% 2003                                                        2,000           2,126

  7.00% 2004                                                        2,500           2,695

  6.25% 2005                                                        3,625           3,706

  6.25% 2010                                                        1,250           1,238

 City of Royal Oak Hospital Financing Authority,

  Hospital Revenue Refunding Bonds (William Beaumont

   Hospital), Series 1993 G, 5.25% 2019                             8,000           7,117



MINNESOTA - 0.54%

 Housing and Redevelopment Authority of the City

  of Saint Paul, Hospital Facility Revenue

   Bonds (Healtheast Project), Series 1987-B:

  9.75% 2017 (Prerefunded 1997)                                     2,770           3,098

  9.75% 2017 (Prerefunded 1997)                                     4,095           4,580



MISSISSIPPI - 2.43%

 Claiborne County Adjustable/Fixed Rate Pollution

  Control Revenue Bonds (Middle South Energy, Inc.

   Project):

   Series A, 9.50% 2013                                             1,550           1,801

   Series B, 8.25% 2014                                             4,750           5,204

   Series C, 9.875% 2014                                            23,535          27,629



NEW HAMPSHIRE - 0.25%

 New Hampshire Higher Educational and Health

  Facilities Authority Revenue Bonds, Dartmouth

   College Issue, Series 1993, 5.375% 2023                          1,000           931

 Business Finance Authority, Pollution Control

  Refunding Revenue Bonds (The United Illuminating

   Company Project), Series A 1993, 5.875% 2033                     2,985           2,685



NEW JERSEY - 0.90%

 New Jersey Economic Development Authority, First

  Mortgage Revenue Fixed Rate Bonds (Fellowship

   Village Project), Series 1995A, 9.25% 2025                       7,000           7,454

 New Jersey Housing and Mortgage Finance Agency,

  Section 8 Bonds, 1991 Series A:

   6.80% 2005                                                       2,570           2,754

   6.85% 2006                                                       2,500           2,679



NEW MEXICO - 0.27%

 Mortgage Finance Authority, Single Family Mortgage

  Purchase Refunding Senior Bonds, 1992 Series

   A-1, 6.85% 2010                                                  3,660           3,865



NEW YORK - 11.61%

 Dormitory Authority of the State of New York:

  State University Educational Facilities Revenue

   Refunding Bonds:

    Series 1990 B, 7.50% 2011                                       1,720           1,989

    Series 1990 A, 7.50% 2013                                       4,500           5,246

    Series 1990 B, 7.00% 2016                                       1,000           1,064

  City University System, Consolidated Second

   General Resolution Revenue Bonds:

    Series 1990 F, FGIC Insured, 7.50% 2020

     (Prerefunded 2000)                                             7,100           8,184

   Series G, 5.00% 2002                                             2,000           1,957

 Environmental Facilities Corporation, State Water

  Pollution Control Revolving Fund Revenue Bonds

  (New York City Municipal Water Finance Authority

    Project):

   Series 1994 A, 5.75% 2009                                        8,380           8,604

   Series 1991 E, 6.875% 2010                                       1,500           1,636

   Series 1990 A, 7.50% 2012                                        500             559

 Local Government Assistance Corporation:

  Series 1991 A Bonds, 7.00% 2016 (Prerefunded 2001)                7,000           7,991

  Series 1991 B Bonds, 7.50% 2020 (Prerefunded 2001)                6,925           8,074

  Series 1991 C Bonds, 0% 2005                                      5,000           3,066

  Series 1991 D Bonds, 7.00% 2011                                   2,000           2,212

  Series 1991 D Bonds, 7.00% 2018 (Prerefunded 2001)/2/             8,650           9,988

  Series 1991 D Bonds, 6.75% 2021 (Prerefunded 2002)                1,350           1,541

  Series 1992 C Bonds, 5.50% 2022                                   1,000           931

 New York State Medical Care Facilities Finance

  Agency, FHA-Insured Mortgage Project Revenue Bonds,

   1995 Series D, AMBAC Insured, 5.75% 2025                         1,000           971

 State Medical Care Facilities Finance Agency,

  Mental Health Services Facilities Improvement

   Revenue Bonds:

   1991 Series A, 7.50% 2021 (Prerefunded 2001)                     3,645           4,239

   1993 Series F, Refunding, 4.60% 1999                             1,000           993

   1994 Series A, 5.10% 2003                                        1,720           1,673

 Urban Development Corporation, Correctional

  Capital Facilities Revenue Bonds:

   Series 1993 A, Refunding Series, 5.30% 2005                      2,800           2,684

   Series 2, 6.50% 2021 (Prerefunded 2001)                          3,700           4,064

   Series 1993, 5.25% 2003                                          4,500           4,424

  Metropolitan Transit Authority, Transit Facilities

   Service Contract Bonds, Series O and P,

    5.375% 2002                                                     4,000           4,049

 Battery Park City Authority, Revenue Refunding

  Bonds, Series 1993 A:

   5.00% 2008                                                       2,250           2,129

   5.25% 2017                                                       7,500           6,730

   4.75% 2019                                                       18,000          14,849

 The City of New York, General Obligation Bonds,

  Fiscal 1995 Series F:

   6.375% 2006                                                      3,000           3,103

   6.60% 2010                                                       2,000           2,039

   6.625% 2025                                                      1,500           1,522

 City of New York General Obligation Bonds:

  Fiscal 1992 Series H, 6.875% 2002                                 1,900           2,030

  Fiscal 1993 Series A, 6.25% 2003                                  4,200           4,305

  Fiscal 1991 Series B, 8.25% 2006                                  1,500           1,766

  Fiscal 1994 Series C, 5.50% 2007                                  4,000           3,826

  Fiscal 1995 Series E, MBIA Insured, 6.20% 2008                    3,000           3,271

 New York City, Municipal Water Finance Authority,

  Water and Sewer System Revenue Bonds:

   Fiscal 1989 Series B, FGIC Insured,

    7.625% 2017 (Prerefunded 1998)                                  3,000           3,325

   Fiscal 1991 Series C, 7.75% 2020 (Prerefunded 2001)              5,000           5,897

   Fiscal 1994 Series B, 4.875% 2002                                3,000           3,011

   Fiscal 1994 Series B, 5.50% 2019                                 2,000           1,853

 New York City Transit Authority, Transit

  Facilities Revenue Bonds (Livingston Plaza

   Project), Series 1990, FSA Insured, 7.50% 2020

    (Prerefunded 2000)                                              4,000           4,560

 Triborough Bridge and Tunnel Authority, General

  Purpose and Revenue Bonds:

   Series K, 8.25% 2017 (Prerefunded 1997)                          1,000           1,076

   Series S, 7.00% 2021 (Prerefunded 2001)                          11,400          12,913

   Series Y, 6.00% 2012                                             1,000           1,035



NORTH CAROLINA - 1.91%

 Eastern Municipal Power Agency, Power System Revenue

  Bonds:

   Refunding Series 1993 C, 5.00% 2002                              1,000           968

   Refunding Series 1993 C, 5.25% 2004                              2,000           1,909

   Refunding Series 1993 C, 5.50% 2007                              5,250           5,086

   1993 B, 6.00% 2006                                               3,000           2,995

   1993 B, 7.00% 2008                                               10,045          10,729

   1993 B, 7.25% 2007                                               5,000           5,452



OHIO - 0.12%

 County of Franklin, Hospital Facilities Revenue

  Refunding and Improvement Bonds (Doctors Hospital

   Project), 5.60% 2006                                             1,750           1,772



OKLAHOMA - 0.19%

 Grand River Dam Authority, Revenue Bonds, Refunding

  Series 1995, AMBAC Insured, 6.25% 2011                            2,500           2,720



PENNSYLVANIA - 6.01%

 Pennsylvania Convention Center Authority Refunding

  Revenue Bonds, 1994 Series A, 6.25% 2004                          10,000          10,390

 Higher Educational Facilities Authority, Revenue

  Bonds (Thomas Jefferson University), 1992

   Series A, 6.625% 2009                                            1,250           1,332

 Housing Finance Authority, Single Family Mortgage

  Revenue Bonds:

   Series 1990-29A, 7.375% 2016                                     3,575           3,842

   Series 1992-33, 6.85% 2009                                       1,000           1,078

 The Pennsylvania Industrial Development Authority,

  Economic Development Revenue Bonds, Series 1994,

   AMBAC Insured, 7.00% 2007                                        1,750           2,029

 The Hospitals and Higher Education Facilities

  Authority of Philadelphia:

  Hospital Revenue Bonds (The Children's Hospital of

   Philadelphia Project):

   Series A of 1992, 6.50% 2009 (Prerefunded 2002)                  4,500           5,040

   Series A of 1992, 6.50% 2021 (Prerefunded 2002)                  3,000           3,360

   Series A of 1993, 5.00% 2021                                     10,500          9,041

  Frankford Hospital, Series A:

   6.00% 2014                                                       1,805           1,651

   6.00% 2023                                                       7,250           6,311

 The Hospital Authority of Philadelphia Hospital

  Revenue Bonds (Temple University Hospital):

   Series of 1993 A, 6.50% 2008                                     12,500          12,902

   Series of 1983, 6.625% 2023                                      20,385          20,382

 City of Pottsville Hospital Authority, Hospital

  Revenue Bonds (The Pottsville Hospital and Warne

   Clinic), Series of 1994, 7.25% 2024                              8,500           8,230



RHODE ISLAND - 2.25%

 Convention Center Authority Refunding Revenue

  Bonds, MBIA Insured:

  1993 Series B, 5.00% 2008                                         2,790           2,691

  1993 Series A, 5.00% 2010                                         3,190           2,969

  1993 Series B, 5.25% 2015                                         5,000           4,657

 Depositors Economic Protection Corporation, Special

  Obligation Bonds:

   1993 Series A, MBIA Insured, 5.75% 2012                          4,850           4,834

   1992 Series A, FSA Insured, 6.625% 2019

    (Prerefunded 2002)                                              1,000           1,133

   1993 Series A, 5.75% 2021                                        6,500           6,015

   1993 Series A, 6.375% 2022                                       7,000           7,104

 Housing and Mortgage Finance Corporation,

  Homeownership Opportunity Bonds, Series 3-A,

   7.80% 2010                                                       2,500           2,685



SOUTH DAKOTA - 0.21%

 South Dakota Housing Development Authority,

  Homeownership Mortgage Bonds, 1995 Series A and B,

   6.00% 2023                                                       2,945           2,969



TENNESSEE - 2.42%

 The Health and Educational Facilities Board of the

  Metropolitan Government of Nashville and Davidson

   County, Tennessee,  9.25% 2024                                   6,600           6,960

 Memphis-Shelby County Airport Authority, Special

  Facilities Revenue Bonds, Refunding Series 1992

   (Federal Express Corporation), 6.75% 2012                        26,375          27,549



TEXAS - 3.80%

 National Research Laboratory Commission General

  Obligation Bonds, Series 1990 (Superconducting

   Super Collider Project), 7.125% 2020

    (Prerefunded 2000)                                              14,450          16,279

 City of Austin, Combined Utility Systems Revenue

  Refunding Bonds, Series 1990 A, FGIC Insured,

   6.00% 2010                                                       2,000           2,023

 Dallas-Fort Worth International Airport, Facility

  Improvement Corporation (Delta Air Lines, Inc.),

   Revenue Refunding Bonds, Series 1993, 6.25% 2013                 6,420           6,296

 Fort Worth Independent School District (Tarrant

  County, Texas), Unlimited Tax Refunding Bonds,

   Series 1993, 4.90% 2002                                          2,875           2,918

 Harris County Health Facilities Development

  Corporation, SCH Health Care System Revenue Bonds

   (Sisters of Charity of the Incarnate Word,

    Houston, Texas), Series 1991A, 7.10% 2021                       8,000           8,655

 Harris County Toll Road, Unlimited Tax and

  Subordinate Lien Revenue Bonds, Series 1984,

   10.375% 2014 (Prerefunded 1998)                                  1,000           1,143

 North Central Texas Health Facilities Development

  Corporation, Hospital Revenue Bonds

   (Presbyterian Healthcare System Project),

    Series 1993, 5.90% 2021                                         3,000           2,903

 Northside Independent School District (Bexar,

  Medina, and Bandera Counties, Texas), Unlimited

   Tax School Building Bonds, Series 1991, 6.375% 2008              4,000           4,160

 Tomball Hospital Authority, Hospital Revenue

  Refunding Bonds, Series 1993, Tomball Regional

   Hospital, 6.125% 2023                                            7,250           6,501

 Village at Western Oaks Municipal Utility District,

  City of Austin, Texas Contract Revenue Refunding

   Bonds, Series 1991, FGIC Insured, 6.50% 2009                     3,000           3,164



UTAH - 2.42%

  Housing Finance Agency, Single Family Mortgage

   Bonds, 1995 Issue E (Federally Insured or

    Guaranteed Mortgage Loans), 5.50% 2024                          2,000           2,007

 Intermountain Power Agency:

  Special Obligation Refunding Bonds,

   5th Crossover Series:  FGIC Insured 7.00% 2015

   FGIC Insured, 7.00% 2015                                         7,000           7,479

   7.20% 2019                                                       1,000           1,056

  Power Supply Revenue, Refunding Bonds,

   1996 Series B, MBIA Insured:

   6.25% 2006*                                                      4,000           4,257

   6.50% 2009*                                                      2,000           2,122

 Salt Lake City, Utah Hospital Revenue Bonds, Series

  1992 (IHC Hospitals, Inc.):

   5.50% 2021                                                       8,100           7,476

   6.25% 2023                                                       10,000          10,102



VERMONT - 0.09%

 Vermont Housing Finance Agency, Single Family

  Housing Bonds, Series 4,  5.75% 2012                              1,250           1,261



VIRGINIA - 1.49%

 Industrial Development Authority of Fairfax

  County, Hospital Revenue Refunding Bonds (Inova

   Health System Hospitals Project), Series 1993A:

   4.80% 2005                                                       1,850           1,800

   5.00% 2010                                                       3,450           3,180

   5.00% 2011                                                       1,300           1,181

   5.25% 2019                                                       1,000           883

   5.00% 2023                                                       2,000           1,681

 Industrial Development Authority of the County of

  Hanover, Hospital Revenue Bonds, (Memorial Regional

   Medical Center Project at Hanover Medical Park),

    Series 1995, MBIA Insured:

   6.50% 2009                                                       1,000           1,101

   6.375% 2018                                                      3,000           3,213

   6.00% 2009                                                       1,550           1,633

 Industrial Development Authority of the City of

  Norfolk, Hospital Revenue Bonds (Sentara

   Hospitals-Norfolk Project), Series 1991,

    6.50% 2013                                                      2,500           2,621

 Commonwealth Transportation Board, Commonwealth of

  Virginia Transportation Contract Revenue Bonds,

   Series 1988 (Route 28 Project), 7.80% 2016

    (Prerefunded 1998)                                              3,500           3,870



WASHINGTON - 7.66%

 State General Obligation, Series B, 5.50% 2010                     2,000           1,986

 Washington Public Power Supply System:

  Nuclear Project No. 1 Refunding Revenue Bonds:

   Series 1989 A, 7.50% 2015 (Prerefunded 1999)                     1,820           2,057

   Series 1989 A, 6.00% 2017                                        11,000          10,560

   MBIA Insured, 5.00% 2009                                         5,645           5,199

  Nuclear Project No. 2 Refunding Revenue Bonds:

   Series 1990 A, 7.375% 2012 (Prerefunded 2000)                    17,335          19,805

   Series 1993 A, 5.10% 2000                                        4,600           4,651

   Series 1994 A, 6.00% 2007                                        20,000          20,579

   Series 1994 A, 5.25% 2008                                        6,800           6,452

  Nuclear Project No. 3 Refunding Revenue Bonds:

   BIG Insured, 7.25% 2016 (Prerefunded 1999)                       5,000           5,608

   Series 1989 B, 7.25% 2015 (Prerefunded 2000)                     5,450           6,128

   Series 1989 B, FGIC Insured, 7.00% 2005                          14,400          15,782

   Series 1989 B, 5.375% 2015                                       5,000           4,459

   Series 1989 B, 7.125% 2016                                       5,250           5,780



WEST VIRGINIA - 0.20%

 Kanawha County, West Virginia, Pollution Control

  Revenue Bonds (Union Carbide Corporation Project),

   Series 1984, 7.35% 2004                                          2,600           2,853



WISCONSIN - 1.13%

 Health and Educational Facilities Authority,

  Revenue Bonds, Children's Hospital Project,

   Series 1993, FGIC Insured, 5.50% 2006                            2,000           2,060

 Housing and Economic Development Authority, Housing

  Revenue Bonds, 6.40% 2003                                         3,480           3,712

 Pollution Control and Industrial Development Revenue

  Bonds (General Motors Corporation Projects), City

   of Janesville, Series 1984, 5.55% 2009                           3,000           2,873

 City of Superior, Wisconsin, Limited Obligation

  Refunding Revenue Bonds (Midwest Energy Resources

   Company Project), Series E-1991 (Collateralized),

    FGIC Insured, 6.90% 2021                                        6,000           6,809

 The Wisconsin Public Power Incorporated System,

  Power Supply System Revenue Bonds, Series

   1990 A, AMBAC Insured, 7.40% 2020 (Prerefunded

    2000)                                                           500             572



WYOMING - 0.05%

 Community Development Authority, Single Family

  Mortgage Bonds, 1989 Series A, 7.90% 2017                         705             753



GUAM - 0.21%

 Government of Guam, General Obligation Bonds,

  1995 Series A, 5.625% 2002                                        3,000           3,006

                                                                                    --------

                                                                                    1,356,970

                                                                                    --------



                                                                    Principal       Market

TAX-EXEMPT SECURITIES MATURING IN                                   Amount          Value

 ONE YEAR OR LESS - 4.27%                                           (000)           (000)



 County of Alameda, California, 1995-96 Tax and

  Revenue Anticipation Notes, 4.75% 1996                            $10,800         10,872

 State of California, 1994 Revenue Anticipation

  Warrants, Series C, FGIC Insured, 5.75% 1996                      5,975           6,047

 State of Georgia, General Obligation Bonds, Series

  1993 F, 6.50% 1995                                                4,240           4,271

 Municipal Electric Authority of Georgia

  Power Revenue Bonds, 1986 Series A, 7.875% 2018

   (Prerefunded 1996)                                               3,500           3,618

 Harris County, Texas, Tax Anticipation Notes,

  Series 1995, 4.25% 1996                                           1,600           1,603

 City and County of Honolulu, Hawaii, General

  Obligation Bonds, Refunding and Improvement Series,

   1993 B, 3.60% 1995                                               3,000           3,000

 City of Houston, Texas, Tax and Revenue Anticipation

  Notes, Series 1995, 4.50% 1996                                    10,000          10,044

 Jacksonville Electric Authority, St. John's River

  Power Park System Revenue Bonds, Issue One,

   Series Five, 9.50% 2020 (Prerefunded 1995)                       750             765

 The Turnpike Authority of Kentucky, Resource

  Recovery Road Revenue Refunding Bonds, 1981

   Series A 13.125% 2009 (Prerefunded 1996)                         5               6

 County of Los Angeles, California, 1995-96 Tax and

  Revenue Anticipation Notes, Series A, 4.50% 1996                  7,425           7,456

 State of Michigan, Full Faith and Credit General

  Obligation Notes, 5.00% 1995                                      8,800           8,808

 North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue Bonds:

   Series 1985 B, 8.50% 2017 (Prerefunded 1996)                     1,560           1,616

   Series 1985 A, 9.625% 2019 (Prerefunded 1996)                    750             787

 South Carolina Public Service Authority, Electric

  Revenue Bonds, 7.875% 2021 (Prerefunded 1996)                     140             145

 State of Wisconsin Operating Notes of 1995, 4.50%

  1996                                                              1,785           1,793

                                                                                    ---------

                                                                                    60,831

                                                                                    ---------

TOTAL TAX-EXEMPT SECURITIES (cost: $1,350,955,000)                                  1,417,801

Excess of cash and receivables over payables                                        6,179

                                                                                    ---------

NET ASSETS                                                                          $1,423,980

                                                                                    =========



*Represents a when-issued security.


See Notes to Financial Statements


The Tax-Exempt Bond Fund of America
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES

August 31, 1995 (dollars in thousands)

Assets:

 Tax-exempt securities (cost: $1,350,955)                           $1,417,801

 Cash                                                               936

 Receivables for--

  Sales of investments                            $ 6,076

  Sales of fund's shares                          1,462

  Accrued interest                                21,200            28,738

                                                  -------           -------

                                                                    1,447,475

Liabilities:

 Payables for--

  Purchases of investments                        18,425

  Repurchases of fund's shares                    1,276

  Dividends payable                               2,695

  Management services                             446

  Accrued expenses                                653               23,495

                                                  -------           --------

Net Assets at August 31, 1995--

 Equivalent to $11.94 per share on

 119,298,302 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--200,000,000 shares)                                 $1,423,980

                                                                    ========

STATEMENT OF OPERATIONS

For the year ended August 31, 1995

(dollars in thousands)

Investment Income:

 Income:

  Interest on tax-exempt securities                                 $ 88,624



 Expenses:

  Management services fee                         $ 5,202

  Distribution expenses                           3,001

  Transfer agent fee                              473

  Reports to shareholders                         32

  Registration statement and prospectus           36

  Postage, stationery and supplies                37

  Directors' fees                                 31

  Auditing and legal fees                         40

  Custodian fee                                   57

  Taxes other than federal income tax             6                 8,915

                                                  -------           ------

  Net investment income                                             79,709

                                                                    ------

Realized Gain and Unrealized

 Appreciation on Investments:

 Net realized gain                                                  8,891

 Net unrealized appreciation on investments:

  Beginning of year                               44,575

  End of year                                     66,846

                                                  -------

  Net increase in unrealized appreciation

    on investments                                                  22,271

                                                                    --------

  Net realized gain and increase in

   unrealized appreciation on investments                           31,162

                                                                    --------

Net Increase in Net Assets Resulting

 from Operations                                                    $110,871

                                                                    ========





STATEMENT OF CHANGES IN NET ASSETS

(dollars in thousands)





                                                  Year ended        August 31

                                                  1995              1994

                                                  -------           --------

Operations:

 Net investment income                            $   79,709        $   76,230

 Net realized gain (loss) on investments          8,891             (359)

 Net change in unrealized appreciation

  on investments                                  22,271            (80,386)

                                                  --------          --------

  Net increase (decrease) in net assets

   resulting from operations                      110,871           (4,515)

                                                  --------          --------

Dividends and Distributions Paid to

 Shareholders:

 Dividends from net investment income             (79,742)          (77,282)

 Distributions from net realized gain on

  investments                                        -              (9,069)

                                                  ---------         --------

  Total dividends and distributions               (79,742)          (86,351)

                                                  --------          --------

Capital Share Transactions:

 Proceeds from shares sold:

  24,743,163 and 33,079,334

  shares, respectively                            285,197           399,869

 Proceeds from shares issued in

  reinvestment of net investment

  income dividends and distributions

  of net realized gain on investments:

  4,184,414 and 4,618,485 shares,

  respectively                                    48,311            55,571

 Cost of shares repurchased:

  28,504,965 and 25,556,775

  shares, respectively                            (325,755)         (306,226)

                                                  --------          --------

  Net increase in net assets

   resulting from capital share

   transactions                                   7,753             149,214

                                                  --------          --------

Total increase in Net Assets                      38,882            58,348

Net Assets:

 Beginning of year                                1,385,098         1,326,750

                                                  --------          --------

 End of year                                      $1,423,980        $1,385,098

                                                  =========         =========





See Notes to Financial Statements


THE TAX-EXEMPT BOND FUND OF AMERICA
NOTES TO FINANCIAL STATEMENTS

1. The Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment advisor deems it appropriated to do so, securities will be valued at the mean of their representative quoted bid and asked price, or, if such prices are not available, at the mean of such prices for securities of comparable maturity quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after the determination of the fund's net investment income and paid to shareholders on a monthly basis.

      Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended August 31, 1995, no credit was used to offset the custodian fee.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $66,846,000, of which $73,463,000 related to appreciated securities and $6,617,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $1,350,955,000 at August 31, 1995.

3. The fee of $5,202,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion ("asset-based fee"); plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.25% of such income in excess of $8,333,333 ("income-based fee").

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $3,001,000. As of August 31, 1995, accrued and unpaid distribution expenses were $653,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $473,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $670,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $19,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated net realized gain on investments was $7,439,000 and additional paid-in capital was $1,230,429,000.

     The fund made purchases and sales of investment securities of $646,108,000 and $674,159,000, respectively, during the year ended August 31, 1995.

Per-Share
Data and Ratios



                                                   Year ended August 31


                                     1995          1994           1993         1992         1991

Net Asset Value, Beginning
 of Year                             $11.65        $12.43         $11.78       $11.30       $10.78
                                     ------        ------         ------       ------       ------

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              .68           .67            .68          .70          .71
  Net realized and
   unrealized gain
   (loss) on investments             .29           (.69)          .73          .48          .52
                                     ----          ----           ----         ----         ----
   Total income from
    investment operations            .97           (.02)          1.41         1.18         1.23
                                     ----          ----           ----         ----         ----
 LESS DISTRIBUTIONS:
  Dividends from net
   investment income                 (.68)         (.68)          (.68)        (.70)        (.71)
  Distributions from net
   realized gains                       -          (.08)          (.08)           -            -
                                     -----         -----          -----        -----        -----
   Total distributions               (.68)         (.76)          (.76)        (.70)        (.71)
                                     -----         -----          -----        -----        -----
Net Asset Value, End of Year         $11.94        $11.65         $12.43       $11.78       $11.30
                                     =====         =====          =====        =====        =====


Total Return*                        8.70%         (.14)%         12.42%       10.80%       11.70%



RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year
  (in millions)                      $1,424        $1,385         $1,327       $921         $712
 Ratio of expenses to average
  net assets                         .66%          .69%           .71%         .71%         .72%
 Ratio of net income to
  average net assets                 5.87%         5.53%          5.62%        6.04%        6.33%
 Portfolio turnover rate             49.28%        22.40%         15.55%       17.22%       24.73%



*This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
September 29, 1995

TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Since the above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to the year-end information which will be mailed in January 1996 to determine the calendar year status of the fund's distributions for purposes of their 1995 tax returns. Shareholders should consult their tax advisers.

THE TAX-EXEMPT BOND FUND OF AMERICA

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and President, The Earth Technology Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource
Group, Inc. (senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief
Executive Officer, BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment
Management Group, Capital Research
and Management Company

MARY C. CREMIN
Brea, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Compliance Associate - Fund Business Management Group, Capital Research and Management Company

NYMIA M. CUCUECO
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE TAX-EXEMPT BOND FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1995, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Litho in USA BDA/ALI/2761
Lit. No. TEBF-011-1095

[The American Funds Group(R)]